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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         October 21, 2004
                                                  ------------------------------

                                Merck & Co., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

            1-3305                                      22-1109110
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   (Commission File Number)              (I.R.S. Employer Identification No.)
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
    One Merck Drive, PO Box 100, Whitehouse Station, NJ          08889-0100
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         (Address of Principal Executive Offices)                (Zip Code)
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Registrant's Telephone Number, Including Area Code         (908) 423-1000
                                                     ---------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.    Results of Operations and Financial Condition.
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The following information, including the exhibits hereto, is being furnished pursuant to this Item 2.02.

Incorporated by reference is a press release issued by the Registrant on October
21, 2004, regarding earnings for the third quarter 2004, attached as Exhibit
99.1. Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99.2.

This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.
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     (c)  Exhibits
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
     Exhibit 99.1       Press release issued October 21, 2004 regarding earnings
                        for third quarter 2004

     Exhibit 99.2       Certain supplemental information not included in the
                        press release
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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Merck & Co., Inc.




Date:  October 21, 2004                           By: /s/ Debra A. Bollwage
                                                      --------------------------
                                                      DEBRA A. BOLLWAGE
                                                      Assistant Secretary


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                                  EXHIBIT INDEX
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
Exhibit
Number        Description
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
 99.1         Press release issued October 21, 2004 regarding earnings for third quarter 2004

 99.2         Certain supplemental information not included in the press release